Exhibit 10.4

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 (this “Amendment”) is entered into as of January 25, 2023 (the “Amendment Date”), by and between UNITY BIOTECHNOLOGY, INC., a Delaware corporation (“Borrower”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as a Lender (as defined below) and as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).

BACKGROUND

WHEREAS, pursuant to the Loan and Security Agreement dated as of August 3, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Borrower, each of its Subsidiaries from time to time party thereto as borrower and the several banks and other financial institutions or entities from time to time parties thereto (each, a “Lender”, and collectively “Lenders”) and Agent, Lenders provided Borrower with certain financial accommodations; and

WHEREAS, Borrower has requested that the Lenders amend the Loan Agreement, and the Required Lenders are willing to so amend the Loan Agreement, on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders and Borrower hereby agree as follows:

1.
Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.
Amendments to the Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

2.1.
Section 1.1 of the Loan Agreement is hereby amended as follows:

(a) the following defined term is hereby amended and restated in its entirety to provide as follows:

“Amortization Date” shall mean April 1, 2023; provided however, that if all three of the Interest Only Milestones have been satisfied prior to April 1, 2023, then the Amortization Date shall be further extended to June 1, 2023.

3.
Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Date, when and only when (i) Agent shall have received this Amendment duly executed by Lenders and Borrower and (ii) Agent and Lenders shall have been reimbursed for all reasonable legal fees and expenses incurred in connection with this Amendment.

4.
Consistent Changes. The other Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5.
Representations and Warranties. Borrower hereby represents and warrants as follows:

(a)
The execution, delivery, and performance by Borrower in connection with this Amendment has been duly authorized by all requisite action by or on behalf of Borrower, and this Amendment has been duly executed and delivered on behalf of Borrower.

(b)
This Amendment, the Loan Agreement, and the other Loan Documents, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

(c)
The representations and warranties contained in Section 5 of the Loan Agreement, and in the other Loan Documents, certificates, or other writings delivered to the Lenders pursuant to the Loan Agreement or any other Loan Documents on or immediately prior to the Amendment Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date)

(d)
No Event of Default or default has occurred and is continuing or would exist after giving effect to this Amendment.

(e)
As of the Amendment Date, Borrower has no offsets, defenses, claims or counterclaims with respect to the Loan Agreement or the other Loan Documents, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Agent and/or Lenders, whether known or unknown, at law or in equity, in each case through and including the Amendment Date, all of them are hereby expressly WAIVED and Borrower hereby RELEASES the Agent and Lenders from any liability thereunder.

(f)
The Amendment shall constitute a Loan Document and all references to the term “Loan Documents” in the Loan Agreement and any other Loan Documents shall be deemed to include this Amendment.

6.
Effect on the Loan Documents.

(a)
Upon the effectiveness of Section 3 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)
Except as specifically amended herein, the Loan Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

(c)
Borrower hereby reaffirms the Loan Documents and all other documents and instruments necessary to effectuate the transactions contemplated under the Loan Agreement or to create and perfect the Liens of Agent with respect to all Collateral, and agrees that such Liens in the Collateral shall continue to secure the Secured Obligations.

(d)
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other Loan Documents, instruments or agreements executed and/or delivered under or in connection therewith.

7.
Release; Covenant Not to Sue.

(a)
Borrower hereby absolutely and unconditionally releases and forever discharges the Agent, Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising under or related to the Loan Agreement and/or Loan Documents from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown; provided however, no such release or discharge shall apply to the extent that such claims, demands and causes of action have resulted from: (i) the bad faith, gross negligence or willful misconduct of such Released Party, or (ii) any dispute among or between Released Parties and not involving any Borrower.

(b)
Borrower acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)
Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by the Borrower pursuant to the above release. If Borrower or any of its respective successors, assigns or other legal representatives violates the foregoing covenant, Borrower, for itself and its respective successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any

Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by such Released Party as a result of such violation.

8.
Incorporation. All other terms of the Loan Agreement and the Loan Documents are hereby incorporated by reference into this Amendment, including without limitation, any provisions related to notices, fees and expenses, consent to jurisdiction, waiver of jury trial and any other waiver set forth in the Loan Documents.

9.
Governing Law. This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of California.

10.
Mutual Waiver of Jury Trial/Judicial Reference.

(a)
Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the Parties wish applicable state and federal laws to apply (rather than arbitration rules), the Parties hereto desire that their disputes be resolved by a judge applying such applicable laws. BORROWER, THE AGENT, AND THE LENDERS SPECIFICALLY WAIVE ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER AGAINST THE AGENT, LENDERS OR THEIR RESPECTIVE ASSIGNEE OR BY THE AGENT, LENDERS OR THEIR RESPECTIVE ASSIGNEE AGAINST

BORROWER. This waiver extends to all such Claims, including Claims that involve Persons other than Borrower, the Agent, or the Lenders; Claims that arise out of or are in any way connected to the relationship among Borrower, the Agent and/or the Lenders; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Amendment, the Loan Agreement, or any other Loan Documents.

(b)
If the waiver of jury trial set forth in Section 10(a) above is ineffective or unenforceable, the Parties hereto agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the Parties cannot agree, a referee selected by the Presiding Judge of the Santa Clara County, California. Such proceeding shall be conducted in Santa Clara County, California, with California rules of evidence and discovery applicable to such proceeding.

(c)
In the event Claims are to be resolved by judicial reference, any of the Parties may seek from a court sitting in Santa Clara County, California, any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference.

11.
Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

12.
Prohibited Provision. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

13.
Countersignature and Electronic Execution. This Amendment shall become effective only when it shall have been executed by Borrower, the Agent, and the Lenders. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by facsimile, emailed PDF or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided however, that nothing herein shall require the Agent and/or Lenders to accept Electronic Signatures in any form or format without their prior written consent and pursuant to procedures approved thereby.

[Signature page follows]

DocuSign Envelope ID: 6DE0587C-84D2-4E80-87FA-3CFCADA31786

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

On behalf of Borrower:

On behalf of Borrower:

UNITY BIOTECHNOLOGY, INC.

Dated: January 25, 2023	By:	/s/ Lynne Sullivan
	Name:	Lynne Sullivan
	Title:	CFO and Head of Corporate Development

On behalf of Agent:

HERCULES CAPITAL, INC.

Dated: January 25, 2023	By:	/s/ Jennifer Choe
	Name:	Jennifer Choe
	Title:	Associate General Counsel

On behalf of Lenders:

HERCULES CAPITAL, INC.

Dated: January 25, 2023	By:	/s/ Jennifer Choe
	Name:	Jennifer Choe
	Title:	Associate General Counsel

HERCULES CAPITAL FUNDING TRUST 2022-1

	By:	Hercules Capital, Inc., its Administrator

Dated: January 25, 2023	By:	/s/ Jennifer Choe
	Name:	Jennifer Choe
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Loan and Security Agreement]

[Signature Page to Amendment No. 2 to Loan and Security Agreement]